American Beacon SSI Alternative Income Fund

Supplement dated

December 20, 2022

to the

Prospectus and Summary Prospectus, each dated November 1, 2022

The Board of Trustees (“Board”) of the American Beacon Funds (the “Trust”), at the recommendation of American Beacon Advisors, Inc. (the “Manager”), has approved a change to the Manager’s contractual agreement to waive fees and/or reimburse expenses of the American Beacon SSI Alternative Income Fund (the “Fund”) that will reduce the net expenses incurred by Fund shareholders. Additionally, the Board approved, and the Trust, on behalf of the Fund, the Manager, and SSI Investment Management LLC, (the “Sub-Advisor”) have entered into, an agreement pursuant to which the Sub-Advisor will waive a portion of its sub-advisory fees. Accordingly, effective immediately, the following changes are made to the Fund’s Prospectus and Summary Prospectus, as applicable:

I.	On page 12 of the Prospectus and page 1 of the Summary Prospectus, the “Fund Summaries - American Beacon SSI Alternative Income Fund - Fees and Expenses of the Fund” section is deleted in its entirety and replaced with the following:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information is available from your financial professional and in “Choosing Your Share Class” on page 41 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)

Share Class	Y	R5	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Share Class	Y	R5	Investor
Management Fees	1.30%	1.30%	1.30%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[1]	0.44%	0.34%	0.83%
Dividend Expenses on Securities Sold Short	0.17%	0.15%	0.18%
Remainder of Other Expenses	0.27%	0.19%	0.65%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[2]	1.77%	1.67%	2.16%
Fee Waiver and/or expense reimbursement[3]	(0.58%)	(0.57%)	(0.71%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.19%	1.10%	1.45%

1	During the fiscal year ended June 30, 2022, the Fund paid amounts to American Beacon Advisors, Inc. (the “Manager”) that were previously waived and/or reimbursed by the Manager under a contractual fee waiver/expense reimbursement agreement for the Fund’s Y Class and R5 Class shares in the amount of 0.04% for the Y Class shares and 0.05% for the R5 Class shares.
2	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund’s Y Class, R5 Class and Investor Class shares, as applicable, through October 31, 2024 to the extent that Total Annual Fund Operating Expenses exceed 0.99 % for the Y Class, 0.92% for the R5 Class and 1.24% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). As part of this arrangement, SSI Investment Management LLC (the “Sub-Advisor”) has contractually agreed to waive a portion of its sub-advisory fees equal to 0.44% of the Fund’s average daily net assets under the Sub-Advisor’s management through October 31, 2024. The contractual expense reimbursement and fee waiver by the Manager and the contractual fee waiver by the Sub-Advisor can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Manager (but not the Sub-Advisor) can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for each share class through October 31, 2024. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Y	$ 121	$ 451	$ 857	$ 1,993
R5	$ 112	$ 421	$ 806	$ 1,886
Investor	$ 148	$ 547	$ 1,036	$ 2,387

II.	On pages 39-40 of the Prospectus, in the “Fund Management – The Manager” section, the seventh and eighth paragraphs, and the table titled “Contractual Expense Limitations,” are deleted and replaced with the following:

The Manager has contractually agreed to waive fees and/or reimburse expenses of the following Funds and share classes to the extent that Total Annual Fund Operating Expenses exceed a percentage of that class’s average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) through October 31, 2023 for the American Beacon Shapiro Equity Opportunities Fund, through October 31, 2024 for the American Beacon SSI Alternative Income Fund, and through October 31, 2024 for the American Beacon Shapiro SMID Cap Equity Fund, as follows:

Contractual Expense Limitations

American Beacon Fund	A Class	C Class	Y Class	R6 Class	R5 Class	Investor Class
American Beacon Shapiro Equity Opportunities Fund	1.12%	1.87%	0.89%	N/A	0.79%	1.06%
American Beacon Shapiro SMID Cap Equity Fund	1.26%	2.01%	0.96%	0.90%	0.89%	1.17%
American Beacon SSI Alternative Income Fund	N/A	N/A	0.99%	N/A	0.92%	1.24%

As part of the arrangement for the American Beacon SSI Alternative Income Fund, SSI Investment Management LLC (“SSI”) has contractually agreed to waive a portion of its sub-advisory fees equal to 0.44% of the average daily net assets of the Fund under SSI’s management through October 31, 2024. The contractual expense reimbursement and fee waiver by the Manager and the contractual fee waiver by SSI can be changed or terminated only in the discretion and with the approval of a majority of a Fund’s Board. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of a Fund. The Board has approved a policy whereby the Manager (but not SSI) may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

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